REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of January 2, 2002, by and between eB2B Commerce, Inc., a New Jersey corporation (the "Company"), and each of Robert Bacchi and Michael Dodier (the "Stockholders", and collectively with such other designated transferees or assignees of Stockholders, if any, the "Rightsholders").

     WHEREAS, this Agreement has been entered into in connection with an Agreement and Plan of Merger, dated as of January 2, 2002 (the "Merger Agreement"), among the Company, Bac-Tech Systems, Inc., a New York corporation, and the Stockholders.

     NOW, THEREFORE, it is agreed as follows:

     1. Registerable Securities. The term "Registerable Securities" shall mean any of the shares of (i) common stock, par value $.0001 per share, of the Company ("Common Stock"), and (ii) Common Stock underlying the Series D convertible preferred stock, par value $.0001 per share, of the Company, received by the Stockholders pursuant to the Merger Agreement and other securities received in connection with any stock split, stock dividend, reorganization, recapitalization, reclassification or other distribution payable or issuable upon such shares. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) such Registerable Securities are distributed to the public pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, (B) such Registrable Securities are eligible for immediate resale pursuant to to Rule 144(k) promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer and such Registrable Securities may be publicly resold (without volume or method of sale restrictions) without registration under the Securities Act.

     2. Registration Rights.

        (a) Piggyback Registration.

        (i) If, at any time  commencing  one  year  after  the  Closing Date (as
defined  in   Section   1.2  of  the  Merger  Agreement)  and on or prior to six
years from the Closing Date, the Company proposes to file a registration statement (a "Piggyback Registration Statement") under the Securities Act with respect to an offering by the Company or any selling stockholders of any of its equity securities (other than a registration statement of Form S-4 or Form S-8, or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company shall in each case give written notice (the "Piggyback Notice") of such proposed filing to the Rightsholders at least twenty (20) days before the anticipated filing date of such Piggyback Registration Statement, which Piggyback Notice shall offer the Rightsholders the opportunity to include in such Piggyback Registration Statement

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such  amount  of  Registrable  Securities  as  they  may  request.  Each  of the
Rightsholders electing to have his Registrable Securities registered pursuant to this Section 2(a)(i) shall advise the Company of such election in writing within ten (10) days after the date of receipt of the Piggyback Notice, specifying the amount of Registrable Securities for which registration is requested (the
"Piggyback  Election").   The  Company  shall  include  in  any  such  Piggyback
Registration Statement all Registrable Securities so requested to be included; provided that the Company has received the Piggyback Election and subject to limitations set forth in Section 2(a)(ii) below; and, provided, further, nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration pursuant to this Section 2(a). Notwithstanding anything contained herein, all of the Registerable Securities will be included in the Company's next Amendment to its Registration Statement on Form SB-2, and all pre- and post-effective amendments thereto.

        (ii) Notwithstanding the foregoing, if the underwriter(s) of any such offering of the Company shall be of the opinion that the total amount or kind of securities held by the Rightsholders and any other persons or entities entitled to be included in such offering would adversely affect the success of such offering, then the amount of securities to be offered for the accounts of Rightsholders shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by the underwriter(s) thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Registrable Securities with respect to which such Rightsholders have provided a Piggyback Election. In no event shall the Company be required pursuant to this
Section 2(a)(ii) to reduce the amount of securities proposed to be registered by it for its own account.

        (iii) No  registration  pursuant to a request or requests referred to in
this   Section   2(a)  shall  be  deemed  to  be  a  Demand   Registration   (as
hereinafter defined).

     (b) Demand Registration.

        (i) The Rightsholders of a majority in interest of the Registrable Securities shall have the right at any time commencing one year after the Closing Date and on or prior to six years from the Closing Date, to make one (1) written demand upon the Company for registration under the Securities Act of all or part of their remaining Registrable Securities (a "Demand Registration"). Any such request shall specify the aggregate amount of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within fifteen (15) business days after receipt of such request, the Company shall give written notice (the "Demand Notice") of such registration request to all other Rightsholders and thereupon shall use reasonable efforts to register such Registrable Securities (and any of the Company's other equity securities which may be included therewith pursuant to Section 2(b)(ii) hereof) and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt by the applicable Rightsholders of the Demand Notice; provided that the Company shall have the right to delay the effectiveness of such Demand Registration (a) for such

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reasonable  period  of  time  until  the Company receives or prepares  financial statements for the fiscal period most recently ended prior to such written request, if necessary to avoid the use of stale financial statements, or (B) if the Company would be required to divulge in such Demand Registration the existence of any fact relating to a material business situation, transaction or negotiation not otherwise required to be disclosed or if the board of directors of the Company shall determine in good faith that the Demand Registration to be effected would be materially adverse to the Company, in which case the Company shall have the right to delay such filing for a period of one hundred (100) days. The Company shall not be required to effect more than one (1) Demand Registration pursuant to this Section 2(b).

        (ii) The Company shall have the right to include any of its equity securities in a Demand Registration.

        (iii) In the event of an underwritten offering, if the underwriter(s) of such offering advise the Company and such Rightsholders in writing that in their opinion the amount of Registrable Securities and other equity securities of the Company to be included in such offering pursuant to Section 2(b)(ii) hereof would adversely affect the success of such Demand Registration, then the Company shall include only the amount of its securities in such Demand Registration as would not have such adverse effect. If the underwriter(s) then determine that the amount of Registrable Securities would adversely affect the success of such offering, the Company shall include in such Demand Registration, on behalf of such Rightsholders, an amount of Registrable Securities equal to the total amount that, in the opinion of such underwriter(s), can be sold without any such adverse effect, and such securities shall be allocated pro rata among all demanding Rightsholders.

        (iv) A registration will not be considered a Demand Registration unless it has been kept effective for a period of one hundred twenty (120) days following the date on which such registration statement was declared effective, except that the registration of a firm commitment underwriting need not be maintained after the completion of the offering.

        (v) In  the case of a Demand Registration for an underwritten  offering,
the  Company  shall   execute  such   agreements  and provide such  documents as
reasonably appropriate and customary in underwritten offerings.

     3. Registration Obligations.

     (a) Obligations of the Company. The Company will, in connection with any registration pursuant to Section 2 hereof, prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, and prepare and file such amendments and post-effective amendments to the registration statement as may be necessary to keep such registration statement effective for up to one hundred twenty (120) days.

     (b) Obligations of  Rightsholders.  In connection with any  registration of

Registerable Securities of a Rightsholder pursuant to Section 2 hereof:

        (i) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

        (ii) Each Rightsholder, upon receipt of notice from the Company, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder is advised in writing by the Company that the use of the applicable prospectus may be resumed (which shall have the effect of extending, by the number of days of discontinuance, the 120 day period set forth in Section 2(b)(iv)).

     4. Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements and to comply with Regulation M under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements, lock-up agreements with respect to securities not being sold and such other documents reasonably required under the terms of such underwriting arrangement.

     5. Indemnification.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder and their respective officers, directors, advisors and agents and employees and each Person who controls (within the meaning of the Securities Act or the Exchange
Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several (each, a "Loss" and collectively "Losses"), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Rightsholder expressly for use in the preparation thereof. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Rightsholder or any indemnified party and shall survive the transfer of such securities by such Rightsholder.

     (b) Indemnification by the Rightsholder. Each selling Rightsholder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange
Act) from and against any Losses arising out of or based upon any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission has been contained in any information furnished in writing by such selling Rightsholder to the Company specifically for inclusion in such Registration Statement. This indemnity shall be in addition to any liability such Rightsholder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling
Rightsholder hereunder be greater in amount than the dollar amount of the proceeds received by such Rightsholder under the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Person entitled to indemnification hereunder and to employ counsel reasonably satisfactory to such Person, (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims or (D) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case, if the Person notifies the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, that an indemnifying party shall not be required to consent to any settlement involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified  hereunder.  If the  indemnifying  party  assumes the  defense,  the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any restriction on the indemnified party or its officers or directors. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of an unconditional release from all liability in respect to such claim or litigation. The indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (together with one firm of local counsel) at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties (y) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties or (z) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different or in addition to those available to the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

     6. Registration Expenses.

     (a) Except as provided in Section 6(b), the Company shall pay all of the expenses incurred in connection with a registration under this Registration Rights Agreement, including, but not limited to, (i) all registration and filing fees, (ii) "Blue Sky" fees and expenses, (iii) all printing, duplicating, and delivery expenses, (iv) fees and disbursements of counsel for the Company and of independent certified public accountants of the Company, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (vi) internal expenses of the Company (e.g. salaries and expenses of its officers and employees), and (vii) the expenses of any audit.

     (b) The  Company  shall  not be  required  to pay  underwriting  discounts,
selling   commissions  or  transfer  taxes  attributable  to  the  sale  of  the
Registrable Securities.

     7.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     8. Entire Agreement . This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     9. Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     10. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

     11. Assignment . The right to cause the Company to register Registerable Securities pursuant to Section 2 may be assigned; provided, however, during the one year period after the Closing Date, assignments are limited in accordance with the terms of the separate lock-up agreement.

     12. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto. Any of the Stockholders or the Company may, by written notice to the others, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement and (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     13. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given when personally delivered or

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sent  by  (i)  registered  or  certified mail,  return receipt  requested,  (ii)
nationally recognized overnight courier service or (iii) facsimile transmission electronically confirmed addressed to the parties at their addresses set forth above or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

     14. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     15. Further Assurances. Each party hereto covenants and agrees with all other parties hereto to promptly execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


                                        EB2B COMMERCE, INC.


                                        By:       /s/ Richard S. Cohan
                                            -----------------------------------
                                            Name:   Richard S. Cohan
                                            Title:  CEO


                                        STOCKHOLDERS:

                                                /s/ Robert Bacchi
                                        ---------------------------------------
                                        Robert Bacchi

                                                /s/ Michael Dodier
                                        ---------------------------------------
                                        Michael Dodier